Exhibit 99.1

BACKGROUND 1 COMPANY PRESENTATION APRIL 2015

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES, RELATE TO THE DISCUSSION OF OUR BUSINESS STRATEGIES AND OUR EXPECTATIONS CONCERNING FUTURE OPERATIONS, MARGINS, PROFITABILITY, LIQUIDITY AND CAPITAL RESOURCES AND ANALYSES AND OTHER INFORMATION THAT ARE BASED ON FORECASTS OF FUTURE RESULTS AND ESTIMATES OF AMOUNTS NOT YET DETERMINABLE. WHEN USED IN THIS PRESENTATION, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD - LOOKING STATEMENTS. THESE FORWARD - LOOKING STATEMENTS ARE MADE BASED ON EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS AFFECTING US AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO OUR OPERATIONS AND BUSINESS ENVIRONMENTS, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND OUR CONTROL, THAT COULD CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD - LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, OUR HISTORY OF LOSSES, OUR ABILITY TO EXPAND OUR OPERATIONS IN BOTH NEW AND EXISTING MARKETS, OUR ABILITY TO DEVELOP OR ACQUIRE NEW BRANDS, OUR RELATIONSHIPS WITH DISTRIBUTORS, THE SUCCESS OF OUR MARKETING ACTIVITIES AND OUR COST REDUCTION EFFORTS, THE EFFECT OF COMPETITION IN OUR INDUSTRY AND ECONOMIC AND POLITICAL CONDITIONS GENERALLY, INCLUDING THE CURRENT ECONOMIC ENVIRONMENT , AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY CASTLE BRANDS WITH THE SECURITIES AND EXCHANGE COMMISSION . Forward Looking Statements NYSE MKT: ROX PAGE 1

▪ Castle Brands produces and markets premium spirits in four major categories : • Rum • Whiskey • Liqueurs • Vodka ▪ Over the last few years, Castle Brands has consistently grown its more profitable brands faster than industry norms. ▪ The Company has a strong and supportive shareholder group, with officers and directors owning approximately 50% on a fully diluted basis. ▪ A brief overview of the Company , its brands and its initiatives to accelerate growth is set out on the following pages. Company Overview NYSE MKT: ROX PAGE 2

Company Evolution 2003 - 2006 • Founded with Knappogue Castle Irish Single Malt • Acquired Boru Vodka and Clontarf Irish Whiskey • Became exclusive U.S. importer of Pallini Limoncello • Acquired 60% of Gosling - Castle Partners • Completed Initial Public Offering 2006 - 2012 • Acquired Jefferson’s Bourbons • Company refinanced and restructured • Equity raised and debt converted • Working capital facility established 2013 - 2015 • Acquired over $9 million of aged bourbon • Developed Jefferson’s Ocean and Chef’s Collaboration • Created Jefferson’s Manhattan Barrel Aged Cocktail • Increased focus on Irish whiskey PAGE 3

▪ Prior to 2008, Castle Brands raised over $100 million and incurred substantial losses to acquire and build its brands. ▪ In 2008, it became difficult to continue to raise capital and the Company changed its strategy. ▪ A new investor group recapitalized the Company and made major strategic changes, which included: • Significant overhead reductions • Reduction in sales and marketing expenses • Focus on core brands • Emphasis on profitable markets • Clear path to profitability ▪ Over the next seven years, the Company focused on its more profitable brands and markets, and sales of core brands in profitable markets grew. Strategic Change NYSE MKT: ROX PAGE 4

Summary of Results

CASTLE BRANDS

Castle Brands Income Statements (in 000s)

FY Ending March 31,	2008	2009	2010	2011[1]	2012	2013[2]	2014	Q3 FYTD 2015
Revenue	$ 27,325	$ 26,106	$28,476	$31,997	$35,495	$41,443	$48,141	$41,300
Cost of Goods Sold (COGS)	$ 20,814	$ 17,843	$18,140	$20,851	$22,969	$27,123	$30,537	$25,875
Gross Profit	$ 6,511	$ 8,263	$10,336	$11,146	$12,526	$14,320	$17,604	$15,425
SG&A	$ 35,992	$ 28,786	$16,125	$16,574	$16,402	$18,721	$18,923	$16,080
Loss from Operations	$(29,481)	$(20,523)	$ (5,789)	$ (5,428)	$ (3,876)	$ (4,401)	$ (1,319)	$ (655)
EBITDA, as adjusted [3]	**$(16,931)**	**$(11,299)**	**$ (5,046)**	**$ (4,048)**	**$ (2,429)**	**$ (712)**	**$ 537**	**$ 699**

(1) Includes $0.7 million in wine start-up costs
(2) Includes $2.0 million non-cash loss on disposition of wine assets
(3) For a reconciliation of net loss attributable to common shareholders to EBITDA, as adjusted, see Appendix A to this presentation.

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Mark Andrews – Chairman • Founded Castle Brands in 2003 • Chairman and CEO of American Exploration (ASE: AX), an oil and gas company, until its sale to Louis Dreyfus Natural Gas • Former Director of IVAX Corp. from its founding until its sale to Teva Pharmaceutical Industries Limited (NASDAQ : TEVA) • Life Trustee of New York Presbyterian Hospital • Bachelor of Arts from Harvard College and MBA from Harvard Business School Richard Lampen – President and Chief Executive Officer • President and CEO of Ladenburg Thalmann Financial Services Inc (NYSE MKT: LTS) • Executive VP, Vector Group Ltd. (NYSE: VGR), holding company with interests in consumer goods and real estate • Former Managing Director and Senior Member, Leveraged Finance Group, Salomon Brothers Inc . • Former Partner & Co - Chairman of Corporate Department, Steel Hector & Davis, a law firm with headquarters in Miami, FL • Bachelor of Arts from the Johns Hopkins University and a JD from Columbia Law School Management Team NYSE MKT: ROX PAGE 6

John Glover – Chief Operating Officer • Over 30 years experience in marketing, commercial and general management in the spirits industry • Former Senior VP Commercial Management of Remy Cointreau USA • Served in various roles in marketing and management with predecessor companies to Diageo plc (LSE : DGE) • Bachelor of Arts and MBA from Dartmouth College Alfred Small – Chief Financial Officer • Over 15 years experience in finance, operations and compliance in the spirits industry • Senior Accountant at Grodsky Caporrino & Kaufman, practicing in consumer goods, wholesale distribution, and technology • Bachelor of Science from the State University of New York and a Certified Public Accountant Kelley Spillane – SVP Global Sales • Over 25 years experience in spirits sales • Served in several senior sales and management roles at Carillon and was closely involved in the growth of Absolut Vodka and Grand Marnier in the US • Bachelor of Arts from Ramapo College Management Team NYSE MKT: ROX PAGE 7

▪ Castle Brands has a 27 person in - house sales and marketing team, with many years of experience with major spirits companies. ▪ Collectively, the sales team sold over 4 ,000,000 cases per year with their prior companies. ▪ While other costs were significantly reduced beginning in 2008, the sales team was maintained to enable the Company’s core brands to grow. ▪ Castle holds federal importer and wholesaler licenses required by the TTB and the requisite state license in all 50 states and the District of Columbia. ▪ The Company is represented by top - tier distributors across the US. The top three are: • Southern Wine & Spirits • Glazer’s • United Liquors ▪ Castle Brands also has distribution in over 25 other countries. Strong Route to Market NYSE MKT: ROX PAGE 8

CASTLE BRANDS

National Sales Force

Sales Force of 20 people in Six Regions


Mountain
Midwest
New England
Mid-Atlantic
West Coast
Southeast
WA
OR
CA
NV
AZ
NM
AK
HI
MT
ID
WY
UT
CO
NE
OK
TX
ND
SD
MN
WI
MI
IA
IL
IN
OH
KS
MO
KY
AR
ME
VT
NH
MA
RI
CT
NY
PA
NJ
DE
MD
WV
VA
NC
TN
SC
GA
AL
MS
LA
FL

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Marketing Team ▪ Castle Brands has an experienced marketing team to complement its sales force: • Malcolm Gosling – As CEO of Gosling - Castle Partners, Inc., Malcolm oversees the marketing and promotional activities associated with the Gosling’s brands. Malcolm is based in Boston and works closely with a creative agency based there. • Alejandra Pena – As SVP Marketing, Alejandra is responsible for design, planning, marketing and promotional activities associated with Castle’s brands . Prior to joining Castle in 2010, Alejandra served as Marketing Vice President for liqueurs and spirits for Remy Cointreau USA, where she was responsible for the marketing of Mount Gay Rum and Cointreau Liqueur. • Trey Zoeller – As VP Bourbon Operations, Trey is responsible for Jefferson’s marketing and promotional activities. Trey is based in Kentucky where his family has been active in the bourbon industry for several generations. • Brand Team – Castle Brands has a dedicated team of brand managers that focus on the planning and execution of marketing and commercial activities for the Castle Brands portfolio. NYSE MKT: ROX PAGE 10

Premium Brand Portfolio NYSE MKT: ROX PAGE 11

Core Brands and Growth Trends ▪ As this chart illustrates, whiskey and rum are core categories for Castle, with Gosling’s and Jefferson’s key growth brands. • In 2013, Gosling’s was named to Impact’s prestigious “Hot Prospects List”, a short list of high performing - brands to watch based on growth rate and size. • Jefferson’s is on its way to becoming one of the foremost brands in the highly profitable small - batch bourbon category. ▪ The Company’s Irish whiskeys also have substantial growth potential and are underpinned by very attractive long - term supply agreements. ▪ As the second chart illustrates, strong revenue growth, widening margins and controlled overheads have accelerated profit growth since FY 2008. NYSE MKT: ROX PAGE 12 - 50 100 150 200 250 300 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Revenue COGS SG&A Gross Profit Whiskey 32% Rum 29% Ginger beer 18% Liqueur 17% Vodka 4% REVENUE - 9 MO. ENDED DEC. 2014

Jefferson’s NYSE MKT: ROX

Jefferson’s Summary NYSE MKT: ROX PAGE 13 ▪ Jefferson’s is an umbrella brand that supports line extensions at higher price points: • Jefferson’s Reserve (Older bourbon) • Jefferson’s Presidential Select (Even older bourbon) • Jefferson’s Ocean Aged at Sea • Jefferson’s Manhattan (Barrel aged cocktail) • Jefferson’s Wine Finishes ▪ Jefferson’s has won many awards and earned high ratings, including a 96 rating in Malt Advocate . ▪ Jefferson’s sold 37 , 000 cases in the 12 months ended December 31 , 2014 , with very substantial growth potential . ▪ Jefferson’s is the fastest growing small - batch bourbon . ▪ Castle Brands has acquired bourbon to support growth . ▪ Castle Brands owns 100 % of the Jefferson’s brand .

Jefferson’s Market Share NYSE MKT: ROX PAGE 14 Source: IMPACT Databank Review and Forecast – 2012 Edition Note: Jefferson’s 9L shipments reflect fiscal year periods ending March 31. Bourbon Trends 2011 - 2014 Est. 9L Shipments (000's) 2011 2012 2013 Est. 2014 Est. 2010-2014 CAGR Knob Creek 165 195 230 272 18.0% Woodford Reserve 145 190 221 272 21.5% Buffalo Trace 45 50 60 71 19.5% Jack Daniels Single Barrel 50 50 53 56 5.4% Jefferson's 9 13 22 32 44.0% Blanton's 24 28 32 36 12.8% Evan Williams Single Barrel 30 32 34 35 5.0% Eagle Rare 18 23 28 33 19.9% Basil Hayden 23 26 29 32 11.3% Ridgemont Reserve 19 20 22 24 8.5% Total Selected Brands (incl. Jefferson's) 528 627 729 863 17.2% Total Selected Brands (excl. Jefferson's) 519 614 707 831 16.6% Total Bourbon 16,010 16,700 17,630 18,232 3.9% INDEX: Jefferson's 122 171 288 430 44.0% Total Selected Brands (excl. Jefferson's) 115 136 157 185 16.6% Total Bourbon 103 107 113 117 3.9%

Jefferson’s Growth NYSE MKT: ROX PAGE 15 100 150 200 250 300 350 400 450 2010 2011 2012 2013 Est. 2014 Est. Bourbon Index Jefferson's (CAGR 44%) Small Batch (CAGR 17%) Total Bourbon (CAGR 4%)

Jefferson’s Marketing NYSE MKT: ROX PAGE 16 ▪ Exciting new releases • Jefferson’s Ocean Aged at Sea • Jefferson’s Manhattan (Barrel aged cocktail) • Jefferson’s Wine Finishes ▪ Off - Premise • Barrel programs • Floor displays • POS ▪ On - Premise • Jefferson’s mini barrels for bartenders to age special cocktails for menu listings • Jefferson’s flight trays • POS

Jefferson’s Marketing NYSE MKT: ROX PAGE 17 ▪ Edgy advertising campaigns ▪ More press “buzz” than any other small batch bourbon

Gosling’s NYSE MKT: ROX

Gosling’s Rum Summary NYSE MKT: ROX PAGE 18 ▪ Gosling’s was founded in 1806 in Bermuda and today is run by the 7th generation of the Gosling family. ▪ In 2005, Castle Brands formed Gosling - Castle Partners Inc. (“GCP”), which holds the exclusive long - term export and distribution rights for Gosling’s Rum for all countries other than Bermuda. Castle has a 60% controlling interest in Gosling - Castle Partners. ▪ Gosling’s owns the international trademark to the increasingly popular Dark ‘n Stormy cocktail. ▪ Sales outside of Bermuda have increased from approximately 35,000 cases in 2004 to over 160,000 cases in the 12 months ended December 31, 2014, primarily in the U.S. Gosling’s Stormy Ginger Beer sales exceeded 630,000 cases in the U.S. for the same period.

Gosling's Rum Market Share

CASTLE BRANDS

Rum Trends

2005 - 2014 Est.

9L Shipments (000's)

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 Est.	2005 - 2013 CAGR
Top 10 Brands											
Bacardi	8,740	9,000	9,180	9,364	9,400	9,400	9,634	9,494	9,418	9,423	0.9%
Captain Morgan	5,341	5,540	5,860	6,072	6,178	6,070	6,060	6,135	6,120	6,106	1.7%
Malibu	1,460	1,515	1,668	1,632	1,605	1,636	1,744	1,870	1,886	1,964	3.3%
Sailor Jerry	57	125	213	344	475	575	667	728	733	817	37.6%
The Kraken	-	-	-	-	-	75	150	225	325	530	N/A
Don Q	-	-	58	80	118	190	219	243	252	305	27.7%
Myers's	297	304	315	297	295	290	290	288	255	246	-1.9%
Appleton	158	169	178	178	178	185	190	194	195	199	2.7%
Mount Gay	190	190	197	207	195	193	194	187	176	172	-1.0%
Gosling's	50	64	78	78	88	95	108	123	143	157	14.1%
Total	16,293	16,907	17,747	18,252	18,532	18,709	19,256	19,487	19,503	19,917	2.3%
Others	5,747	5,966	6,169	6,358	6,468	6,830	7,074	7,258	7,327	7,391	
Total Rum	22,040	22,873	23,916	24,610	25,000	25,539	26,330	26,745	26,830	27,308	2.5%
Premium Brands											
Sailor Jerry	57	125	213	344	475	575	667	728	733	817	37.6%
The Kraken	-	-	-	-	-	75	150	225	325	530	N/A
Myers's	297	304	315	297	295	290	290	288	255	246	-1.9%
Appleton	158	169	178	178	178	185	190	194	195	199	2.7%
Mount Gay	190	190	197	207	195	193	194	187	176	172	-1.0%
Gosling's	50	64	78	78	88	95	108	123	143	157	14.1%
Total	752	852	981	1,104	1,231	1,413	1,599	1,745	1,827	2,121	11.7%
Total (excl Gosling's)	702	788	903	1,026	1,143	1,318	1,491	1,622	1,684	1,964	11.6%
INDEX:											
Gosling's	100	100	100	100	100	108	122	140	162	178	14.1%
Total Selected Brands	100	100	100	100	100	115	130	142	148	172	11.7%
Total Rum	100	100	100	100	100	102	105	107	107	109	2.5%

Source: 2014 Liquor Handbook

Note: Gosling's 9L shipments reflect fiscal year periods ending March 31.

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PAGE 19

Gosling’s Rum Growth NYSE MKT: ROX PAGE 20 0 50 100 150 200 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 9L Case Sales (000's) Gosling's Rum Growth Current Growth (CAGR 14.1%) Peer Group of Premium Brands (CAGR 11.7%) Industry (CAGR 2.5%)

Gosling’s Rum Marketing NYSE MKT: ROX PAGE 21 ▪ Gosling’s marketing has been focused primarily on golfing and boating audiences ▪ Over 100 events and sponsorships in 2015: ▪ Honda Classic ▪ Charleston Race Week ▪ Advertising in Golf Magazine ▪ Expanding reach substantially by sponsoring America’s Cup Challenge (2015 to 2017): ▪ Based in Bermuda ▪ Now an “Extreme Sport” ▪ Broadcast rights: NBC and 40 others ▪ Hours of coverage: 3,000+ ▪ Total global audience : 1 billion+ ▪ Gosling’s signage and product placement ▪ Far beyond traditional sailing audience

Gosling’s Rum Marketing NYSE MKT: ROX PAGE 22 ▪ Gosling’s packaging significantly upgraded: ▪ Upscale bottle ▪ Premium closure ▪ America’s Cup logo ▪ Cleaner and sharper graphics ▪ Increased marketing of Gold Rum ▪ Wide array of merchandising materials supporting on and off - premise and the Dark ‘n Stormy cocktail ▪ Continued growth of Gosling’s Stormy Ginger Beer ▪ Incentive trips to Bermuda

▪ Knappogue Castle, a 12 year - old single malt Irish whiskey, was Castle Brands’ first brand. ▪ Like Jefferson’s, Knappogue Castle is becoming an umbrella brand that supports line extensions at higher price points: • Knappogue 14 year - old • Knappogue 16 year - old • Knappogue Twin Wood (Aged in special barrels) ▪ Clontarf is a blended Irish whiskey. ▪ Both Knappogue and Clontarf are triple - distilled and aged in bourbon barrels. Together, they sold about 44,000 cases in the 12 months ended December 31, 2014 with substantial growth potential and attractive margins. ▪ Irish whiskey is one of the fastest growing segments of the whiskey market and has significant barriers to entry due to limited sources of supply. ▪ Castle has very attractive long - term supply contracts. ▪ Castle Brands owns 100% of both brands. Irish Whiskey NYSE MKT: ROX PAGE 23

▪ Boru Vodka, produced in Ireland, is a high quality product that compares well with other premium vodkas. ▪ Boru competes in the rapidly growing branded premium vodka market, a 14 million case subcategory ( U.S.) that contains Smirnoff, Skyy and Svedka. ▪ The brand has won numerous awards including top awards for liquid and for package design. ▪ Since 2008, margins have been increased by concentrating on the most profitable markets and SKUs. ▪ Boru now sells approximately 50,000 cases per year in the U.S. and internationally. ▪ Castle Brands owns 100% of the brand. Boru Vodka NYSE MKT: ROX PAGE 24

Pallini Limoncello NYSE MKT: ROX PAGE 25 ▪ Pallini was founded in 1875 in Italy and today is run by the 5 th generation of the Pallini family. ▪ In 2005, Castle acquired the exclusive U.S. import and distribution rights to the brand. ▪ Pallini is now the top - selling premium limoncello in the U.S. ▪ Sales are driven by on - premise and off - premise events and by trade and consumer PR. - 5 10 15 20 25 30 FY 2006 FY 2008 FY 2010 FY 2014 Pallini 9L Sales (in 000's)

▪ Continue to purchase aged bourbon to support Jefferson’s growth ▪ Provide for longer - term bourbon and rye supplies by initiating new - fill programs ▪ Expand barrel programs for both Jefferson’s and Knappogue ▪ Capitalize on sponsorship of the America’s Cup Challenge ▪ Emphasize the Dark ‘n Stormy cocktail to drive growth of Gosling’s Rum ▪ Continue to aggressively increase sales of Gosling’s Stormy Ginger Beer ▪ Provide more marketing support to the Irish Whiskeys ▪ Expand core brands in national accounts ▪ Focus on social media to drive sales Growth Initiatives NYSE MKT: ROX PAGE 26

Public Comparables

CASTLE BRANDS

- An analysis of public drinks companies, including the sale of Beam to Santori, showed that multiples of enterprise value to annual revenue are typically 5-6X and multiples of enterprise value to EBITDA are typically 16-20X.
- For the 12 months ended December 31, 2014, Castle Brands had revenue of about $54 million on sales of 382,000 cases (9L) of spirits and 632,000 cases of ginger beer.
- A large spirits company could decrease COGS, increase revenues, reduce selling expenses and substantially reduce G&A, which would significantly increase EBITDA.

		Balance Sheet			Income Statement			Valuation Multiples (LTM)		
Company Name	Symbol	Stock Price*	Market Cap	Total EV	LTM Revenue	LTM EBITDA	LTM EPS	TEV/Rev	TEV/EBITDA	P/E
Diageo plc	LSE:DGE	$113.80	$71,296	$86,840	$15,050	$4,690	$4.62	5.8x	18.5x	24.7x
Pernod-Ricard SA	ENXTPA:RI	$113.95	$30,040	$39,790	$8,530	$2,390	$3.96	4.7x	16.6x	28.7x
Brown-Forman Corp	NYSE:BF-B	$93.60	$19,710	$20,390	$3,080	$1,024	$3.15	6.6x	19.9x	29.7x
Constellation Brands Inc.	NYSE:STZ	$121.70	$23,550	$30,500	$5,960	$1,746	$3.89	5.1x	17.5x	31.3x
Remy Cointreau SA	ENXTPA:RCO	$71.53	$3,500	$3,980	$1,010	$146	$1.26	4.0x	27.2x	57.4x
							Typical	5-6x	16-20x	

Comparable Public Company Analysis ($ in millions, except per share data)
*Price as of 4/10/15

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▪ Castle Brands develops and markets premium spirits, primarily in the U.S. ▪ Over the last few years, Castle has consistently grown its more profitable brands at faster rates than industry norms. ▪ Castle has contained costs, so revenue growth leads directly to improved profitability. ▪ Castle has a strong management team, an experienced national sales force and a very capable marketing team. ▪ Castle has a strong portfolio of brands, with Jefferson’s Bourbon and Gosling’s Rum as core growth drivers. ▪ The Company has a strong and supportive shareholder group with officers and directors owning approximately 50% on a fully diluted basis. Summary NYSE MKT: ROX PAGE 28

Castle Brands Inc . 122 East 42 nd Street, Suite 4700 New York, NY 10168 Office: 646.356.0200 Toll Free: 800.882.8140 Fax: 646.356.0222

Appendix A

CASTLE BRANDS

	TWELVE MONTHS ENDED MARCH 31							Q3 FYTD
	2008	2009	2010	2011	2012	2013	2014	2015
Net loss attributable to common shareholders	$(27,584)	$(21,688)	$(2,872)	$(6,307)	$(5,947)	$(6,193)	$(9,291)	$ (3,167)
Adjustments:								
Interest (income) expense, net	$ 1,679	$ 1,579	$ (22)	$ 405	$ 590	$ 587	$ 1,062	$ 844
Income tax expenses (benefit), net	$ (148)	$ (148)	$ (148)	$ (148)	$ (148)	$ (118)	$ (590)	$ 682
Depreciation and amortization	$ 1,030	$ 1,308	$ 925	$ 920	$ 914	$ 920	$ 860	$ 670
EBITDA (loss)	$(25,023)	$(18,950)	$(2,117)	$(5,130)	$(4,591)	$(4,804)	$(7,959)	$ (972)
Allowance for doubtful accounts	$ 199	$ 379	$ 316	$ (2)	$ 69	$ 87	$ 403	$ 77
Allowance for obsolete inventory	$ 1,542	$ (360)	$ (658)	$ (39)	$ 275	$ 685	$ 200	$ -
Goodwill and intangible asset impairment	$ 8,750	$ 4,845	$ -	$ -	$ -	$ -	$ -	$ -
Stock-based compensation expense	$ 1,073	$ 1,654	$ 160	$ 170	$ 190	$ 282	$ 394	$ 607
Severance expense	$ -	$ 1,400	$ -	$ 331	$ -	$ -	$ -	$ -
Other income	$ (12)	$ (61)	$ -	$ (2)	$ -	$ -	$ -	$ -
Other expense	$ 122	$ 78	$ 50	$ -	$ -	$ -	$ -	$ (17)
Net loss from non-consolidated equity investment	$ -	$ -	$ -	$ 3	$ 29	$ 23	$ 503	$ -
Foreign exchange (gain) loss	$ (2,251)	$ 4,118	$(2,126)	$ 309	$ 722	$ 247	$ 285	$ 208
Gain on sale of intangible asset	$ -	$ -	$ (406)	$ -	$ -	$ 1,716	$ -	$ -
Gain on extinguishment of debt	$ -	$ (4,174)	$ (270)	$ -	$ -	$ -	$ -	$ -
Net change in fair value of warrant liability	$ -	$ -	$ -	$ 313	$ (110)	$ (303)	$ 5,393	$ -
Credit on derivative financial instrument	$ (189)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net income (loss) attributable to noncontrolling interest	$ (1,098)	$ (228)	$ 5	$ -	$ 272	$ 610	$ 935	$ 795
Dividend to preferred shareholders	$ -	$ -	$ -	$ -	$ 715	$ 744	$ 385	$ -
EBTIDA, as adjusted	**$(16,888)**	**$(11,299)**	**$(5,046)**	**$(4,048)**	**$(2,429)**	**$ (712)**	**$ 537**	**$ 699**